UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2026

Enliven Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39247	81-1523849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Park Road
Burlingame, CA	94010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-547-5814

6200 Lookout Road

Boulder, Colorado

80301

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ELVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Enliven Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 9, 2026. On June 9, 2026, following stockholder approval, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000, which amendment was effective as of the date of filing. Specifically, the Certificate of Amendment amended the first three paragraphs of Article FOURTH of the Amended and Restated Certificate of Incorporation, as amended, to read as follows:

“FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 210,000,000 shares, consisting of

(i)	200,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”) and

(ii)	10,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

The summary above is wholly qualified by the complete text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.03 above is incorporated by reference herein. The matters voted upon at the Annual Meeting and the voting results for each proposal are set forth below.

Proposal 1: Election of Two Class III Directors

Name of Director	For	Withheld	Broker Non-Votes
Richard Fair, M.B.A.	50,534,439	152,188	5,452,158
Lori Kunkel, M.D.	32,788,330	17,898,297	5,452,158

Each director nominee was duly elected to serve until the 2029 annual meeting of stockholders or until their successor is duly elected and qualified or until their earlier death, resignation or removal.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
56,119,493	795	18,497	0

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal 3: Amendment to the Amended and Restated Certificate of Incorporation, as Amended, to Increase the Company’s Authorized Shares of Common Stock from 100,000,000 Shares to 200,000,000 Shares

For	Against	Abstain	Broker Non-Votes
54,711,846	373,215	1,053,724	0

The stockholders approved the amendment to the Amended and Restated Certificate of Incorporation, as amended, to increase the Company’s authorized shares of common stock from 100,000,000 shares to 200,000,000 shares.

Proposal 4: Approval, in an Advisory (Non-binding) Vote, the Compensation of the Company’s Named Executive Officers as Disclosed in the Proxy Statement

For	Against	Abstain	Broker Non-Votes
47,572,153	3,093,447	21,027	5,452,158

The stockholders approved, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

Proposal 5: Approval, in an Advisory (Non-Binding) Vote, of the Frequency of Future Stockholder Advisory Votes on the Compensation of the Company’s Named Executive Officers

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
49,028,648	1,048,220	591,775	17,984	5,452,158

The stockholders approved, in an advisory (non-binding) vote, for the frequency of future stockholder advisory votes regarding the compensation of the Company’s named executive officers to be held every one year. In accordance with the recommendation of the Company’s board of directors and the voting results of the Company’s stockholders on this non-binding, advisory vote, the Company will hold an advisory (non-binding) vote on the compensation of the Company’s named executive officers on an annual basis. The next required non-binding, advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers will take place no later than the Company’s annual meeting of stockholders in 2032.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as Amended, of Enliven Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enliven Therapeutics, Inc.

Date: June 9, 2026	By:	/s/ Richard Fair
	Name:	Richard Fair
	Title:	President and Chief Executive Officer